SPECIMEN SPECIMEN SPECIMEN

NUMBER
1234567

COMMON STOCK

LIFE SCIENCE HOLDING COMPANY

SHARES
99,999

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF
COLORADO

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Shareholder Name 1XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 2XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Reg descript if applicable

is the Owner of *** Ninety-Nine Thousand Nine Hundred Ninety-Nine ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
LIFE SCIENCE HOLDING COMPANY

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: January 11, 2023

COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE SPECIMEN

CORPORATE SEAL

SECRETARY SPECIMEN

PRESIDENT

B 83310

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ____________Custodian____________
(Cust) (Minor)
under Uniform Gifts to Minors Act

____
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

[ ] ____

____
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____ *Shares*

of the Capital Stock represented by this Certificate and hereby irrevocably constitutes and appoints

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________

____

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

____

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.